Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Transkaryotic Therapies, Inc. (the “Company”) for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard F Selden, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard F Selden
Dated:	November 14, 2002	Richard F Selden, M.D. Ph.D.
President and Chief Executive Officer